SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           WESTAMERICA BANCORPORATION
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                               [GRAPHIC OMITTED]


                                1108 Fifth Avenue
                          San Rafael, California 94901

                                 March 21, 2001

To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Westamerica Bancorporation. It will be held at 1:00 p.m. on Thursday, April 26, 2001, at the Fairfield Center for Creative Arts, 1035 West Texas Street, Fairfield, California, as stated in the formal notice accompanying this letter. We hope you will plan to attend.

     At the Annual Meeting, the shareholders will be asked to elect directors and to approve the selection of independent auditors. We will also review operating results for the past year and present other information concerning Westamerica.

     In order to ensure your shares are voted at the meeting, please sign and return the enclosed proxy promptly or vote through the telephone procedure. This year we are pleased to offer our record holders of common stock, holding stock registered in their own names, the option of voting through the Internet. Internet voting procedures are described on your proxy card. If you attend the meeting, you may vote in person even though you previously returned your proxy.

     We look forward to seeing you at the Annual Meeting on Thursday, April 26, 2001, at the Fairfield Center for Creative Arts, Fairfield, California.

                                          Sincerely,


                                          /s/ David L. Payne


                                          DAVID L. PAYNE
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                           WESTAMERICA BANCORPORATION
                                1108 Fifth Avenue
                          San Rafael, California 94901

                                 ------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:

     Thursday, April 26, 2001, at 1:00 p.m.

Place:

     Fairfield Center for Creative Arts
     1035 West Texas Street
     Fairfield, California

Items of Business:

       1. To elect 13 directors to serve until the 2002 Annual Meeting of Shareholders;

       2. To ratify the Board's appointment of KPMG LLP as independent auditors for 2001;
      and

       3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Who May Vote?

     Shareholders of record at the close of business on March 9, 2001 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Admission to the Meeting:

     Admission to the meeting will require a ticket. If you are a shareholder of record and plan to attend, please check the appropriate box on the proxy card and an admission ticket will be mailed to you. If you are a shareholder whose shares are held through an intermediary such as a bank or broker and you plan to attend, please request a ticket by writing to the Shareholder Relations Department A-2B at Westamerica Bancorporation, P.O. Box 1250, Suisun City, California 94585. Evidence of your ownership, which you can obtain from your bank, broker or other intermediary, must accompany your letter.

Annual Report:

     Westamerica Bancorporation's Annual Report for the fiscal year ended December 31, 2000 is enclosed. The Annual Report contains financial and other information about the activities of Westamerica Bancorporation, but it is not to be deemed a part of the proxy soliciting materials.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Kris Irvine

                                     Kris Irvine
                                     Assistant Corporate Secretary

Dated: March 21, 2001

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

  YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                      Page
                                                                      -----
General

   Voting Information ...............................................   1
   Shareholder Proposal Guidelines ..................................   2
   Stock Ownership ..................................................   2
   Section 16(a) Beneficial Ownership Reporting Compliance ..........   4

Proposal 1 -- Election of Directors

Board of Directors

   Nominees .........................................................   4
   Meetings and Committees of the Board .............................   6
   Compensation of Non-Employee Directors ...........................   7
   Corporation Transactions with Directors and Management ...........   7
   Board Compensation Committee Report ..............................   7

Executive Compensation

   Summary Compensation Table .......................................  10
   Stock Options Granted ............................................  11
   Stock Options Exercised and Year-End Stock Option Values .........  12
   Other Compensation Arrangements ..................................  12

Investment Performance

   Five-Year Investment Performance Graph ...........................  14

Proposal 2 -- Ratification of Auditors ..............................  14

Audit Committee Report ..............................................  15

Other Matters .......................................................  16

Appendix -- Audit Committee Charter .................................  A-1

                                       (i)

                           WESTAMERICA BANCORPORATION
                                1108 Fifth Avenue
                          San Rafael, California 94901

                                 ------------

                                 PROXY STATEMENT

                                 March 21, 2001

                                 ------------

                                     GENERAL

     Purpose This Proxy Statement and the accompanying proxy card are being mailed to shareholders of Westamerica Bancorporation ("Westamerica" or the "Corporation") beginning on or about March 21, 2001. The Westamerica Board of Directors is soliciting proxies to be used at the 2001 Annual Meeting of Westamerica shareholders, which will be held at 1:00 p.m., Thursday, April 26, 2001, at the Fairfield Center for Creative Arts, 1035 West Texas Street, Fairfield, California. Proxies are solicited to give all shareholders of record an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on matters to be voted on at the Annual Meeting or any adjournment or postponement of that meeting.

                               Voting Information

     Who Can Vote You are entitled to vote if you were a shareholder of record of Westamerica stock as of the close of business on March 9, 2001. Your shares can be voted at the meeting only if you are present or represented by a valid proxy.

     Shares Outstanding A majority of the outstanding shares of Westamerica stock must be present, either in person or represented by proxy, to conduct the Annual Meeting of Shareholders. On March 9, 2001, approximately 36,034,608 shares of Westamerica stock were outstanding.

     Proxy Card The Board has designated Arthur C. Latno, Jr., Ronald A. Nelson and Edward B. Sylvester to serve as Proxies for the Annual Meeting. As Proxies they will vote the shares represented by proxies at the Annual Meeting. If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the Proxies in favor of the election of all of the director nominees and in accordance with the directors' recommendations on the other proposals listed on the proxy card. The Proxies will vote in their discretion on any other matter that may properly come before the meeting.

     Required Votes -- Election of Director Nominees Each share is entitled to one vote, except in the election of directors where a shareholder may cumulate votes as to candidates nominated prior to voting, but only when a shareholder gives notice of intent to cumulate votes prior to the voting at the meeting. If any shareholder gives such notice, all shareholders may cumulate their votes for nominees. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or distribute them in any manner among as many nominees as desired. In the election of directors, the 13 nominees receiving the highest number of votes will be elected.

     Votes Required -- Other Matters The affirmative vote of a majority of the shares present (in person or by proxy and entitled to vote at the Annual Meeting) is needed to ratify the appointment of KPMG LLP as the Westamerica's independent auditors for 2001. Any other matters properly considered at the meeting will be determined by a majority of the votes cast.

     Tabulation of Votes The shares represented by all properly executed proxies received in time for the meeting will be voted in accordance with the shareholders' choices specified on their ballot; provided, however, that where no choices have been specified, the shares will be voted to approve the selection of KPMG LLP as independent auditors. When exercising the powers granted to proxy holders under the caption "ELECTION OF DIRECTORS," the shares will be voted for the election of directors in the manner described therein.

     Brokerage firms that have not received voting instructions from their clients do not have the authority to vote such shares at the Annual Meeting (so-called "broker non-votes"). In such cases, those shares will be counted for the purpose of determining if a quorum is present, but will not be included in the vote totals with respect to those matters brought before the Annual Meeting and, therefore, will have no effect on the votes. Abstentions will not count as votes in favor of the election of directors or any of the other proposals and will be counted for purposes of determining a quorum only.

     How You Can Vote You may vote by proxy or in person at the meeting. To vote by proxy, you may select one of the following options:

     Vote by Telephone: You can vote your shares by telephone by calling the toll-free telephone number shown on your proxy card. Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate the shareholder by using individual control numbers. If you vote by telephone, you do NOT need to return your proxy card.

     Vote by Internet: You can also choose to vote on the Internet. The web site for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week. You will be given the opportunity to confirm that your instructions have been properly recorded. If you vote on the Internet, you do NOT need to return your proxy card.

     Vote by Mail: If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

     Revocation of Proxy If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by (a) signing another proxy card with a later date and returning it to us prior to the meeting, (b) voting again by telephone or on the Internet prior to the meeting, or (c) attending the meeting in person and casting a ballot.

                         Shareholder Proposal Guidelines

     To be considered for inclusion in the Corporation's proxy statement for next year's annual meeting, shareholder proposals must be received at the Corporation's executive offices at 1108 Fifth Avenue, San Rafael, California 94901, no later than November 19, 2001.

                                 Stock Ownership

     Security Ownership of Certain Beneficial Owners. Based on a Schedule 13G filing, shareholders beneficially holding more than 5% of Westamerica common stock outstanding as of December 31, 2000, were:


                                                              Number of Shares      Percent of
 Name and Address of Beneficial Owner     Title of Class     Beneficially Owned       Class
--------------------------------------   ----------------   --------------------   -----------
U. S. Bancorp
601 2nd Avenue. South
Minneapolis, MN 55402-4302                   Common               1,871,800(1)         5.13%

------------
(1) The Schedule 13G disclosed that the reporting person held sole voting power over 90,300 shares and sole dispositive power over 1,869,200 shares.

     Security Ownership of Directors and Management. The following table shows the number of common shares and the percentage of the common shares beneficially owned (as defined below) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the four other most highly compensated executive officers during 2000 and by all directors and executive officers of the Corporation as a group as of March 9, 2001. For the purpose of the disclosure of ownership of shares by directors and management below, shares are considered to be "beneficially" owned if the person, directly or indirectly, has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership of shares within 60 days of March 9, 2001.


                                                      Amount and Nature of Beneficial Ownership
                                      -------------------------------------------------------------------------
                                             Sole            Shared Voting          Right to
                                          Voting and              and            Acquire Within                      % of
                                          Investment          Investment           60 Days of                      Shares of
                 Name                       Power                Power          Mar. 9, 2001(1)        Total       Class(2)
------------------------------------- -----------------   ------------------   -----------------   ------------   ----------
Etta Allen(3) .......................      10,692                                                      10,692           *
Louis E. Bartolini ..................       1,800                                                       1,800           *
Don Emerson .........................      68,778                                                      68,778         0.2%
Louis H. Herwaldt ...................      30,000                                                      30,000           *
Arthur C. Latno, Jr.(4) .............       3,202                                                       3,202           *
Patrick D. Lynch ....................       1,000                                                       1,000           *
Catherine Cope MacMillan(5) .........       3,080                                                       3,080           *
Patrick J. Mon Pere .................     220,829                                      6,780          227,609         0.6%
Ronald A. Nelson ....................      44,000                                                      44,000         0.1%
Carl R. Otto ........................       6,000                                                       6,000           *
David L. Payne ......................      78,268               539,884 (6)          775,917        1,394,069         3.9%
Michael J. Ryan, Jr. ................      56,685 (7)                                  2,085           58,770         0.2%
Edward B. Sylvester .................      82,500                                                      82,500         0.2%
Jennifer J. Finger ..................         179                   972               43,534           44,685         0.1%
Robert W. Entwisle ..................       3,174 (8)               700               53,514           57,388         0.2%
Hans T. Y. Tjian ....................      78,279 (9)            17,821              127,755          223,855         0.6%
Thomas S. Lenz ......................          12 (10)              403               18,390           18,805         0.1%
All 20 Directors and Executive
Officers as a Group .................     709,795               575,703            1,149,875        2,435,373         6.8%

------------

* Indicates beneficial ownership of less than one-tenth of one percent (0.1%) of the Corporation's common shares.

(1) During 1996, the Corporation adopted the Westamerica Bancorporation Deferral Plan that allows recipients of restricted performance shares to defer income into succeeding years. The plan includes restricted performance shares vested as of January 25, 2001, whether or not deferred by the executive into the Westamerica Bancorporation Deferral Plan.

(2) Incalculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3)  Includes 10,350 shares held in a trust as to which Mrs. Allen is trustee.

(4) Includes 1,200 shares owned by Mr. Latno's wife, as to which Mr. Latno disclaims beneficial ownership.

(5)  Includes 2,140 shares held in a trust as to which Ms. MacMillan is trustee.

(6) Includes 528,837 shares owned by Gibson Radio and Publishing Company, of which Mr. Payne is President and Chief Executive Officer, as to which Mr. Payne disclaims beneficial ownership.

(7) Held in a trust, as to which Mr. Ryan is co-trustee with sole voting and investment power.

                                        3

(8) Held in a trust, as to which Mr. Entwisle is co-trustee with sole voting and investment power.

(9) Held in a trust, as to which Mr. Tjian is co-trustee with sole voting and investment power.

(10) Held in a trust, as to which Mr. Lenz is co-trustee with sole voting and investment power.


            Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors and executive officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Such persons are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements were complied with by Westamerica's officers, directors and 10% shareholders.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The number of directors of the Board to be elected at the Annual Meeting to hold office for the ensuing year and until their successors are elected and qualified is 13. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the 13 nominees named below. The Board does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the meeting, the proxy holders reserve the right to substitute another person as nominee and vote for such person as directed by the Corporation's Board of Directors. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion.

                                    Nominees

     The nominees for election to the office of director of the Board are named and certain information with respect to them is given below. The information has been furnished to the Corporation by the respective nominees. All of the nominees have engaged in their indicated principal occupation for more than five years, unless otherwise indicated.


                                                                                           Director
Name of Nominee                                  Principal Occupation                       Since
----------------------------   --------------------------------------------------------   ---------
Etta Allen .................   Mrs. Allen, born in 1929, is President and owner of          1988
                               Allen  Heating  and  Sheet  Metal  of  Greenbrae,
                               Califor-  nia, and  President  and owner of Sunny
                               Slope Vine- yard, Glen Ellen, California.

Louis E. Bartolini .........   Mr. Bartolini, born in 1932, retired in 1988 as a Vice       1991
                               President and financial consultant with Merrill Lynch,
                               Pierce, Fenner & Smith, Inc. He currently devotes
                               some of his time to serving on various community ser-
                               vice boards.

Don Emerson ................   Mr. Emerson, born in 1928, was President of Calso            1979
                               Company (the holding company that owns the formula
                               and name "Calso Water," a carbonated mineral water)
                               through 1981. He presently devotes his time to per-
                               sonal investments.

                                        4



                                                                                                Director
Name of Nominee                                      Principal Occupation                        Since
------------------------------   -----------------------------------------------------------   ---------
Louis H. Herwaldt ............   Mr. Herwaldt, born in 1932, is Chief Executive Officer          1997
                                 of Herwaldt Automotive Group, Inc. Prior to 1996, Mr.
                                 Herwaldt had been President of Herwaldt Oldsmobile-
                                 GMC Truck since 1969, President of Saturn of Fresno
                                 since 1991, and President of Herwaldt Motors since
                                 1993. Mr. Herwaldt served as a director of ValliCorp
                                 Holdings, Inc., which merged with and into the Corpo-
                                 ration in 1997.

Arthur C. Latno, Jr. .........   Mr. Latno, born in 1929, was an Executive Vice Presi-           1985
                                 dent for Pacific Telesis Group (formerly Pacific Tele-
                                 phone Co.) in San Francisco, California. Mr. Latno
                                 retired from that company in November of 1992. He
                                 currently devotes some of his time to serving on vari-
                                 ous community service boards.

Patrick D. Lynch .............   Mr. Lynch, born in 1933, currently serves as a consult-         1986
                                 ant to several private high technology firms.

Catherine Cope                   Ms. MacMillan, born in 1947, is General Counsel for             1985
 MacMillan ...................   Nob Hill Properties, Inc., the owner of the Huntington
                                 Hotel in San Francisco, California. Prior to 1999 she
                                 was President and owner of the Firehouse Restaurant
                                 in Sacramento, California.

Patrick J. Mon Pere ..........   Mr. Mon Pere, born in 1931, is the owner and                    1997
                                 President/Chief Executive Officer of Patrick James
                                 Inc., a men's retail clothing firm. Mr. Mon Pere served
                                 as a director of ValliCorp Holdings, Inc., which merged
                                 with and into the Corporation in 1997.

Ronald A. Nelson .............   Mr. Nelson, born in 1942, was Vice President of                 1988
                                 Charles M. Schulz Creative Associates, a general part-
                                 ner in various Schulz partnerships and trustee for vari-
                                 ous Schulz trusts and the Schulz Foundation through
                                 1995. He now devotes his time to personal invest-
                                 ments.

Carl R. Otto .................   Mr. Otto, born in 1946, is the President and Chief Ex-          1992
                                 ecutive Officer of John F. Otto, Inc., a general contract-
                                 ing firm in Sacramento, California.

David L. Payne ...............   Mr. Payne, born in 1955, is the Chairman of the Board,          1984
                                 President and Chief Executive Officer of the Corpora-
                                 tion. Mr. Payne is President and Chief Executive Of-
                                 ficer of Gibson Printing and Publishing Company and
                                 Gibson Radio and Publishing Company, which are
                                 newspaper, commercial printing and real estate invest-
                                 ment companies headquartered in Vallejo, California

Michael J. Ryan, Jr. .........   Mr. Ryan, born in 1930, has been involved in Ryan               1997
                                 Farms, a diversified farming venture, as well as invest-
                                 ments and real estate since 1957. Mr. Ryan served as
                                 a director of ValliCorp Holdings, Inc., which merged
                                 with and into the Corporation in 1997.

Edward B. Sylvester ..........   Mr. Sylvester, born in 1936, is the President of                1979
                                 Sylvester Engineering, Inc. and SCO Planning and En-
                                 gineering, Inc., civil engineering and planning firms
                                 with offices in Nevada City and Truckee, California.

                      Meetings and Committees of the Board

Meetings

     The Board held a total of 13 meetings during 2000. Every director attended at least 75% of the aggregate of: (i) the 13 Board meetings or that number of Board meetings held during the period in which they served; and (ii) the total number of meetings of any Committee of the Board on which such director served.

Committees of the Board

Executive Committee:

     Members: D. L. Payne, Chairman; D. Emerson, A. C. Latno, Jr., P. D. Lynch and E. B. Sylvester.

     Number of Meetings in 2000: Twelve

     Functions: The Board delegates to the Executive Committee, subject to the limitations of the California General Corporation Law, any powers and authority of the Board in the management of the business and affairs of the Corporation.

Audit Committee:

     Members: R. A. Nelson, Chairman; L. E. Bartolini, C. C. MacMillan, P. J. Mon Pere and C. R. Otto.

     Number of meetings in 2000: Five

     Functions: The Audit Committee reviews with the Corporation's independent auditors and management the Corporation's accounting principles, policies and practices and its reporting policies and practices. The Audit Committee reviews with the independent auditors the plan and results of the auditing engagement and reviews the scope and results of the procedures of the Corporation's internal Audit Department. The Audit Committee reviews the adequacy of the Corporation's internal accounting procedures with the Corporation's internal audit staff and with the Board. The Audit Committee reviews the reports of examinations conducted by bank regulatory authorities. For additional functions required by new rules established by the SEC in 1999 and 2000, please see the Audit Committee Report that follows.

Employee Benefits and Compensation Committee:

     Members:   P. D. Lynch, Chairman; E. Allen, D. Emerson, R. A. Nelson and M.
J. Ryan, Jr.

     Number of Meetings in 2000: Five

     Functions: The Employee Benefits and Compensation Committee administers and carries out the terms of the Corporation's employee stock option plans as well as the tax deferred savings and retirement and profit-sharing plans. The Employee Benefits and Compensation Committee administers the Corporation's compensation programs and reviews and recommends to the Board the compensation level for the executive officers of the Corporation and its subsidiaries. The Employee Benefits and Compensation Committee also reviews the performance of and recommends promotions for the executive officers of the Corporation.

Nominating Committee:

     Members: A. C. Latno, Jr., Chairman; D. Emerson, P. D. Lynch, D. L. Payne and E. B. Sylvester.

     Number of Meetings in 2000: One

     Functions: The Nominating Committee is responsible for reviewing the fees paid to directors for attendance at Board and Committee meetings and making recommendations with respect thereto. The Nominating Committee will consider shareholder nominations for election to the Board submitted in accordance with section 2.14 of the Bylaws of the Corporation ("Section 2.14"). Section 2.14 requires that nominations be submitted in writing to the Secretary (or Assistant Secretary) of the Corporation within not less than 14 days nor more than 50 days prior to any meeting at which directors will be elected and that nominations contain certain specified information regarding the nominee and the nominating shareholder. Nominations not made in accordance with Section 2.14 may be disregarded by the chairperson of the Meeting in his or her sole discretion.

Loan and Investment Committee:

     Members: E. B. Sylvester, Chairman; E. Allen, L. H. Herwaldt, A. C. Latno, Jr. and C. C. MacMillan.

     Number of Meetings in 2000: Twelve

     Functions: The Loan and Investment Committee is responsible for reviewing major loans and investment policies and for monitoring the activities related to the Community Reinvestment Act.


                     Compensation of Non-Employee Directors

     During 2000, non-employee directors of the Corporation received an annual retainer of $14,000. Each non-employee director received $1,000 for each meeting of the Board that he or she attended.

     During 2000, each non-employee director received $500 for each Committee meeting of the Board attended. The Chairman of each Committee received an additional $250, for a total of $750, for each Committee meeting attended. The Chairman of the Board, D. L. Payne, is compensated as an employee and did not receive an annual retainer or directors' fees.

            Corporation Transactions with Directors and Management

     Certain of the directors, executive officers and their associates have had banking transactions with subsidiaries of the Corporation in the ordinary course of business. Except as described below, all outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility and did not present other unfavorable features. As part of Westamerica's Employee Loan Program, all employees, including corporate officers, are eligible to receive mortgage loans at one percent below the bank's prevailing interest rate.

                       Board Compensation Committee Report

     Overview The Employee Benefits and Compensation Committee of the Board of Directors (the "Committee") is comprised solely of directors who are not current or former employees of Westamerica Bancorporation. It oversees the executive compensation program and determines annual compensation for executives based on performance. This executive compensation program and annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation which can provide additional compensation if established performance measures are achieved.

     Compensation Objectives and Policies The Committee seeks to ensure that:

     o rewards are closely linked to company-wide, division and individual performance;

     o the interests of the Corporation's employees are aligned with those of its shareholders through potential stock ownership; and

     o compensation and benefits are set at levels that enable the Corporation to attract and retain highly qualified employees.

     In determining total compensation, the Committee obtains competitive market data, comparing the Corporation's compensation practices to those of a peer group of companies. The group is comprised of companies in the banking industry with which the Corporation competes for executive talent and which are generally comparable with respect to business activities.

     Base Salary and Bonus. Each named executive officer receives a monthly base salary, and is eligible to receive an annual cash bonus. Over time, the Committee intends to limit base salaries, creating an increasing reliance on annual cash bonuses to achieve targeted total cash compensation, thus increasing the percentage of total compensation dependent upon meeting specific performance objectives.

     Corporate performance measures are established each year based on the Corporation's business objectives. Specific criteria for each corporate objective are established for "Threshold," "Target," and "Outstanding" performance. Achievement of these annual performance measures determines between 55% and 80% of the annual cash bonuses to be paid to each named executive, with the remaining 45% and 20% determined by individual and division performance. This furthers the Committee's goal of linking management compensation to shareholder interests.

     Stock Options and Restricted Performance Shares. Each named executive officer is also eligible to receive an annual grant of stock options. All named executive officers, except the Chief Executive Officer, are also eligible to receive an annual grant of restricted performance shares. Stock options priced at 100% of fair market value generally vest over three years and expire in an additional seven to nine years. Restricted performance shares generally vest three years after grant but only have value if performance goals are met. Stock grants and deferred compensation awards depend on achievement of annual corporate objectives.

     Performance Criteria. Specific criteria for each corporate objective are established for "Threshold," "Target," and "Outstanding" performance. During 2000 corporate performance measures for cash bonuses and stock options included meeting predetermined target levels for:

     o   return on equity, return on assets, earnings per share;

     o   credit quality measures; and

     o   revenue-per-share growth.

It also included:

     o   holding non-interest expenses below a predetermined level;

     o   maintaining satisfactory audit results; and

     o   improving assets and revenue per employee to specified levels.

     Additional corporate performance objectives for a three-year period are established by the Committee to accompany each grant of restricted performance shares. Whether each grant vests three years following the date of grant is determined by achievement of these pre-established, three-year performance objectives which include, but are not limited to:

     o return on equity, earnings per share growth, and revenue per share growth;

     o   asset quality, service quality; and

     o   client satisfaction.

     Compensation of Chief Executive Officer Mr. Payne's 2000 base salary remained at $272,016 and annual cash bonus rose to $400,000, reflecting the Committee's desire to limit base salaries and expand performance-based compensation as noted above. His bonus earned in 2000 (included in the Summary Compensation Table below) was related 80% to the achievement of the corporate goals listed above and 20% to the achievement of individual management goals. Individual management goals achieved in 2000 included satisfactory results from regulatory examinations, satisfactory internal controls, satisfactory progress on acquisitions, the completion of the merger of First Counties Bank into Westamerica Bank, and the consolidation of the Corporation's subsidiary, Bank of Lake County, into Westamerica Bank. Pursuant to the 1995 Stock Option Plan, Mr. Payne was granted 168,780 nonqualified stock options in January 2001 which was related to achievement of the 2000 performance measures. Compared to the corporate objectives, the Corporation:

     o   exceeded its profitability objectives;

     o   improved credit quality measures to better than established levels;

     o   outperformed non-interest expense and control goals;

     o   increased new sources of non-interest revenues;

     o   maintained satisfactory audit results; and

     o   improved efficiency measures to better than targeted levels.

     The Chief Executive Officer's receipt, pursuant to the 1995 Stock Option Plan, of 261,500 nonqualified stock options in January 2000 was related to achievement of the 1999 corporate performance measures. Compared to the corporate objectives, the Corporation:

     o   exceeded its targeted profitability objectives;

     o   improved credit quality measures to better than established levels;

     o   outperformed non-interest expense and control goals; and

     o   improved efficiency measures to better than targeted levels.

     Mr. Payne is not eligible for restricted performance shares.

     In December 1998, the Corporation provided Mr. Payne with a deferred compensation agreement for additional corporate contributions to remain with the company because of his leadership capabilities and his role in the development of potential acquisition targets. He must also attain certain performance goals that include shareholder returns, overall financial performance, merger and acquisition activities, results of regulatory audit and loan review examinations, asset quality and revenue growth. On a quarterly basis throughout 2000 the Committee determined that Mr. Payne substantially met all the pre-established objectives during 2000, and the Corporation contributed $236,520 to his deferred compensation account. The deferred compensation will be distributed to him in a lump sum upon his continuous employment through January 1, 2004.

     Other.  In 1993,  the  Internal  Revenue  Code  ("IRC")  was amended to add section 162(m). Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to certain of the Corporation's highest paid executives. The Corporation intends generally to qualify compensation paid to executive officers for deductibility under the IRC, including section 162(m), but reserves the right to pay compensation that is not deductible under section 162(m).

     The Employee Benefits and Compensation Committee believes that the foregoing compensation programs and policies provide competitive levels of compensation, encourage long-term performance and promote management retention while further aligning shareholders' and managements' interests in the performance of the Corporation and the Corporation's Common Stock.

               The Employee Benefits and Compensation Committee:

                           Patrick D. Lynch, Chairman

                  Etta Allen              Ronald A. Nelson
                  Don Emerson             Michael J. Ryan, Jr.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation of the Corporation's Chief Executive Officer and the four other most highly compensated executive officers for services in all capacities to the Corporation, Westamerica Bank ("WAB") and other subsidiaries during 2000, 1999, and 1998:

                           SUMMARY COMPENSATION TABLE


                                 Annual Compensation               Long-Term Compensation
                      ------------------------------------------ ---------------------------
       Name and                                                    Restricted    Securities
      Principal                                                       Stock      Underlying          All Other
       Position        Year     Salary     Bonus(1)    Other(2)   Awards(3)(4)   Options(3)       Compensation(5)
--------------------- ------ ----------- ------------ ---------- -------------- ------------ -------------------------
David L. Payne,       2000   $272,016    $ 400,000    $ 1,786       $       0     261,500         $    266,192 (6)(7)
Chairman,             1999    272,016      350,000      1,440               0     192,090              270,494
President & CEO       1998    272,016      300,000      1,089               0     192,090               32,391

Jennifer J. Finger,   2000   $130,016    $  90,600    $     0       $ 135,120      36,040         $     18,228
SVP & CFO             1999    129,984       91,200          0         133,747      25,770               17,354
                      1998    129,988       86,600          0          48,201      12,870               27,816

Robert W. Entwisle,   2000   $134,280    $  50,000    $12,000       $ 121,680      32,470         $     18,563
SVP                   1999    134,280       73,700     12,000         120,269      23,220               18,511
                      1998    134,280       75,500     13,089         130,832      23,220               18,511

Hans T. Y. Tjian,     2000   $130,008    $  84,500    $12,000       $ 159,120      40,034         $     20,961
SVP                   1999    130,008      101,900     12,000         108,518      20,910               19,429
                      1998    130,008       74,200     12,000         117,060      20,910               20,255

Thomas S. Lenz        2000   $120,960    $  69,200    $     0       $ 109,680      29,250         $     14,618
SVP & Chief Credit    1999    120,960       68,000          0          68,429      14,660               12,682
Administrator         1998    105,360       59,500          0          66,892      13,200                9,227


----------------
(1) Includes bonuses in the year in which they were earned.

(2) Includes  for  the  years  1998-2000  (i)  monthly  auto  allowance  for Mr.
    Entwisle  and  Mr.  Tjian,  and  (ii)  annual  marketing  conference for Mr.
    Payne.

(3) The Corporation grants restricted performance shares and stock options in the first quarter of each year based on corporate performance in the prior calendar year. As with all outstanding shares of common stock, dividends are paid on vested restricted performance shares. At December 31, 2000 these individuals held the following unvested restricted performance shares with the following fair market values, based on the closing price of the Corporation's Common Stock on December 29, 2000 of $43.00 per share: Finger (10,970 shares valued at $471,710); Entwisle (12,540 shares valued at $539,220); Tjian (13,340 shares valued at $573,620); and Lenz (8,590 shares valued at $369,370). The following table sets forth the restricted performance share grants that were made on the following dates to the named individuals:

                               Jan. 21, 1998     Jan. 28, 1999     Jan. 25, 2000
                               Market Price:     Market Price:     Market Price
                                $32.79/Share      $34.56/Share     $24.00/Share
                              ---------------   ---------------   --------------
 David L. Payne .............          0                 0                 0
 Jennifer J. Finger .........      1,470             3,870             5,630
 Robert W. Entwisle .........      3,990             3,480             5,070
 Hans T. Y. Tjian ...........      3,570             3,140             6,630
 Thomas S. Lenz .............      2,040             1,980             4,570


Mr. Payne's 1995, 1996 and 1997 restricted performance shares were canceled by the Employee Benefits and Compensation Committee on October 22, 1997, with Mr. Payne's consent, in exchange for Mr. Payne receiving the right to receive a nonqualified pension from the Corporation at age 55. See "Other Compensation Arrangements--Pension Agreement."

                                       10


(4) Restricted performance share grants based on corporate performance in 2000 were made on January 25, 2001 (on which date the market price was $39.41 per share) to the named individuals as follows: Payne--0; Finger--3,540; Entwisle--3,190; Tjian--3,190; and Lenz--2,880.

(5) Includes 2000 matching contributions made by the Corporation under the Tax Deferred Savings/Retirement Plan ("ESOP") for the accounts of Messrs. Payne, Entwisle, Tjian, Lenz and Ms. Finger in the amounts of: Payne--$0; Finger--$10,200; Entwisle--$10,200; Tjian--$9,960; and Lenz--$7,349; and
    includes 2000 contributions made by the Corporation under the Profit Sharing/Retirement Plan for the accounts of Messrs. Payne, Entwisle, Tjian and Lenz, and Ms. Finger in the amounts of: Payne--$7,650; Finger--$7,650; Entwisle--$7,650; Tjian--$7,650; and Lenz--$5,749; and includes 2000 insurance premiums paid by the Corporation for the accounts of Messrs. Payne, Entwisle, Tjian and Lenz and Ms. Finger in the amounts of:
    Payne--$889;     Finger--$378;     Entwisle--$713;     Tjian--$3,351;    and
    Lenz--$1,520.

(6) Includes the dollar value of the benefit to Mr. Payne of the remainder of the premium payable by the Corporation with respect to a split dollar life insurance policy for Mr. Payne (projected on an actuarial basis) in the amount of $17,883 for 2000; and bonus paid to Mr. Payne which he used to pay his portion of split dollar life insurance premiums in the amount of $3,250 for 2000.

(7) Includes  deferred  compensation  of  $236,520  pursuant  to a 1998 deferred
    compensation   agreement.  See  "Other  Compensation  Arrangements--Deferred
    Compensation Agreement."

     The following table describes stock options that were granted pursuant to the Westamerica Bancorporation 1995 Stock Option Plan (the "1995 Stock Option Plan") to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers in the fiscal year ended December 31, 2000. All of these grants were made on January 25, 2000, based on achievement of 1999 corporate performance objectives.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                  Number             Percent
                              of Securities         of Total
                                Underlying       Options Granted
                                 Options        to All Employees       Exercise       Expiration       Present
            Name                Granted(1)       in Fiscal Year          Price           Date          Value(2)
---------------------------- ---------------   ------------------   --------------   ------------   -------------
David L. Payne .............     261,500               29%         $ 24.00000         1/25/2010     $2,709,140
Jennifer J. Finger .........      36,040                4            24.00000         1/25/2010        373,374
Robert W. Entwisle .........      32,470                4            24.00000         1/25/2010        336,389
Hans T. Y. Tjian ...........      36,252                4            24.00000         1/25/2010        375,571
Thomas S. Lenz .............      29,250                3            24.00000         1/25/2010        303,030

----------------
(1) All options are nonqualified stock options, which vest ratably over a three-year period commencing one year after the grant date. All options have an exercise price equal to the market value on the date of grant. The terms of all of the Corporation's stock option plans provide that options may become exercisable in full in the event of a Change of Control as defined in each stock option plan.

(2) A Modified Roll-Geske option pricing model using standard assumptions, including 13.0% annual dividend growth, a risk-free rate equal to the six-year U.S. Treasury yield of 6.60%, volatility of 33.20% and a six-year maturity was used to derive the per share option value of $10.36.

     The following table sets forth the stock options exercised in 2000 and the December 31, 2000 unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers.

              Aggregated Option Exercises In Last Fiscal Year And
                         December 31, 2000 Option Values


                                                       Number of Securities
                                                      Underlying Unexercised             Value of Unexercised
                                                            Options at                   In-The-Money Options
                                                         December 31, 2000             at December 31, 2000(1)
                         Shares                   -------------------------------   ------------------------------
                        Acquired        Value
        Name          on Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
-------------------- -------------   ----------   -------------   ---------------   -------------   --------------
David L. Payne               --            --        560,690          453,590       $12,682,899     $6,702,646
Jennifer J. Finger           --            --         17,170           68,480           160,066        873,510
Robert W. Entwisle       37,470      $875,970        107,970           68,230         2,649,619        826,555
Hans T. Y. Tjian         30,840       676,169        108,660           74,284         2,784,018        949,417
Thomas S. Lenz           15,720       214,913         13,687           52,013           131,067        683,126

----------------
(1) Based on the closing price of the Corporation's Common Stock of $43.00 per share on December 29, 2000.

                         Other Compensation Arrangements

Certain Employment Contracts

     WAB entered into an employment agreement with Mr. Entwisle, dated January 7, 1987, providing for an annual base salary of $134,280. The agreement is "evergreen" in the sense that the term of the agreement is automatically extended for one additional month upon completion of each additional month of employment unless WAB gives Mr. Entwisle one year's notice of intent to terminate.

     WAB may terminate Mr. Entwisle's employment without cause and Mr. Entwisle may terminate his employment for "good reason," as defined in the agreement. Under such circumstances, however, Mr. Entwisle would be entitled to severance pay equal to the sum of: (i) one time his base salary; (ii) his maximum bonus(es) had he remained employed one additional year past the date of termination; and (iii) an amount equal to his automobile allowance for the one year preceding the date of termination. The agreement with Mr. Entwisle provides for the payment of liquidated damages upon termination of employment by WAB without cause or termination by Mr. Entwisle for "good reason." Under the terms of the agreement, the amount of liquidated damages is reduced by any severance pay received by Mr. Entwisle and he is under a duty to mitigate his damages.

     Hans T. Y. Tjian accepted a position with WAB as Senior Vice President and Manager of Operations and Systems Administration under the terms set forth in a letter agreement dated April 14, 1989. Under the terms of this agreement, Mr. Tjian is entitled to: (i) receive an annual salary of $130,008; (ii) receive a car allowance of $1,000 per month; (iii) participate in WAB's executive bonus plan; (iv) participate in the Corporation's Stock Option Plan; and (v) vacation leave. In addition, Mr. Tjian is entitled to receive severance pay equal to his annual base salary for one year if his position is eliminated as a result of a Change of Control (as defined in the agreement).

Pension Agreement

     During 1997, the Corporation entered into a nonqualified pension agreement ("Pension Agreement") with Mr. Payne in consideration of Mr. Payne's agreement that restricted performance shares granted in 1995, 1996 and 1997 would be canceled. The pension was to be calculated as a percentage of Mr. Payne's three year average compensation (salary and bonus) preceding the earlier of retirement or age 55. In January 2000 the percentage was determined by the Employee Benefits and Compensation Committee (the "Committee") based on the Corporation's achievement of certain performance goals which had first been established for Mr. Payne's 1995, 1996, and 1997 restricted performance shares. Under the terms of the Pension Agreement and the percentage of compensation provisions determined by the Committee, Mr. Payne's annual pension will be $511,950. The vested portion of the pension will be paid to Mr. Payne as a 20-year certain pension commencing at age 55. Mr. Payne will be fully vested in the pension based on continuous employment through December 31, 2002.

     As part of the Pension Agreement, if Mr. Payne becomes subject to an excise tax as a result of the accelerated vesting of the pension in connection with a Change of Control (as defined in the Pension Agreement), Mr. Payne will also receive a cash payment equal to the sum of (i) the portion of any excise tax due attributable to the vested pension in excess of the portion of any excise tax that would be due if Mr. Payne's restricted performance shares had not been canceled, and (ii) the amount necessary to restore Mr. Payne to the same after-tax position as if no such excise tax had been imposed.

Deferred Compensation Agreement

     In December 1998, the Corporation entered into a deferred compensation agreement with Mr. Payne for additional discretionary deferred compensation to provide an incentive to remain with the Corporation through his retirement. The deferred compensation will be delivered in the form of discretionary monthly company contributions to be deposited in a non-qualified deferred compensation plan. The Committee will periodically review the accumulated deferred compensation balance, including investment performance, to determine if the additional discretionary company contributions are necessary to provide to Mr. Payne with an appropriate level of retirement benefits. The amount of such additional company contributions will be determined quarterly by the Committee and be based on Mr. Payne's attaining of certain performance goals to include, but not be limited to, shareholder returns, overall financial performance, merger and acquisition activities, loan review examinations, asset quality and related reserves, and revenue growth.

     Mr. Payne's deferred compensation award will be paid in a lump sum and be contingent upon his continuous employment through January 1, 2004. The agreement allows for accelerated payment only in the event of death, disability, termination without cause, and termination as a result of a Change of Control (as defined in the 1995 Stock Option Plan). Deferred compensation of $236,520 was deposited in the non-qualified discretionary plan in 2000 as the Committee determined that Mr. Payne had achieved the quarterly performance goals. The accumulated deferred compensation account balance was $456,430 on December 31, 2000.

                            INVESTMENT PERFORMANCE
               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN(1)


                               [GRAPHIC OMITTED]





                                               Period Ending
--------------------------------------------------------------------------------
Index                         1995    1996     1997     1998     1999     2000
--------------------------------------------------------------------------------
Westamerica Bancorporation    100    133.53   238.92   257.61   195.84   301.78
S & P 500                     100    122.87   158.14   202.36   240.92   216.49
NASDAQ Bank Index             100    126.16   206.37   182.08   167.54   192.13


(1) Assumes $100 invested on December 31, 1995 in the Corporation's Common Stock, the S&P 500 composite stock index and NASDAQ's Bank Index

                     PROPOSAL 2 -- RATIFICATION OF AUDITORS

     The Board, upon the recommendation of the Audit Committee, has approved the selection of the firm of KPMG LLP as independent auditor for the Corporation for 2001, to report on the consolidated financial statements of the Corporation, and to perform such other appropriate accounting services as may be required by the Board. The Board recommends that the shareholders vote in favor of ratifying and approving the selection of KPMG LLP for the purposes set forth above. Should the shareholders vote negatively, the Board would consider a change in auditors for the next fiscal year.

Audit Fees

     The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Corporation's annual financial statements for the most recent fiscal year (2000) and the reviews of the financial statements included in the Corporation's Forms 10-Q in 2000 was $277,000.

Financial Information Systems Design and Implementation Fees

     KPMG LLP rendered no professional services for financial information systems design and implementation for the most recent fiscal year (2000).

All Other Fees

     The aggregate fees billed for services rendered by KPMG LLP other than for the services described above, including tax consulting and other non-audit services, for the most recent fiscal year (2000) was $113,100.

     The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining KPMG LLP's independence.

     Representatives of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous or future filings under the Securities Act or the Exchange Act that might incorporate any proxy statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into such filing.

     The Audit Committee of the Board of Directors is composed of five outside (non-employee) directors, all of whom meet the NASD listing standards for director independence. The Audit Committee operates under a written charter adopted by the Board of Directors (see Appendix), as required by the applicable NASD listing standards.

     Management is responsible for the Corporation's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue an opinion thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Corporation's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Corporation's annual financial statements to generally accepted accounting principles.

     The Corporation's independent auditors also provided to the Audit Committee the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent auditors that firm's independence.

     Based on the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                           Ronald A. Nelson, Chairman

                  Louis E. Bartolini      Catherine C. MacMillan
                  Patrick J. Mon Pere     Carl R. Otto


                                  OTHER MATTERS

     Management of the Corporation does not know of any matters to be presented at the Annual Meeting other than those specifically referred to herein. If any other matters should properly come before the meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy intend to vote thereon in accordance with their best business judgment.

     For a matter to be properly  brought  before the meeting by a  shareholder, section 2.02 of the Corporation's Bylaws ("Section 2.02") provides that the shareholder must deliver or mail a written notice to the Secretary (or Assistant Secretary) of the Corporation not less than 14 days nor more than 50 days prior to the meeting. Section 2.02 also provides that the notice must set forth as to each matter that the shareholder proposes to bring before the meeting a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, the name and residence address of the shareholder proposing such business, the number of shares of the Corporation's common stock that are owned by the shareholder and any material interest of the shareholder in such business.

     The cost of the solicitation of proxies in the accompanying form will be borne by the Corporation. The Corporation has retained the services of Corporate Investor Communications, Inc. to assist in the proxy distribution at a cost not to exceed $2,000 plus reasonable out-of-pocket expenses. The Corporation will reimburse banks, brokers and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Kris Irvine

                                        Kris Irvine
                                        Assistant Corporate Secretary

Dated: March 21, 2001

                                                                      Appendix A

                            Audit Committee Charter
                 (Approved by the Board or Directors 4/27/00)



The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements, (2) the compliance by the company with legal and regulatory requirements and (3) the independence and performance of the company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Chairman of the Board. The Audit Committee shall have no fewer than three members.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the company or the company's outside counsel or independent auditor to attend a meeting of the Committee.

The Audit Committee shall make regular reports to the Board of Directors.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the company's financial statements.

3.   Review  with  management  and  the  independent   auditor  any  significant
     financial reporting issues and judgments made in connection with the preparation of the company's financial statements.

4. Review with management and the independent auditor the company's quarterly financial statements prior to the release of quarterly earnings. The review may be conducted by a member of the Committee who has been delegated authority by the Committee to perform the review.

5. Meet periodically with management to review the company's major financial risk exposures.

6. Review major changes to the company auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.   Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence, and discuss such reports with the auditor. If so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and replacement of the senior internal auditing executive.

12. Review the significant reports to management prepared by the internal auditing department and management's responses.

13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

15. Obtain reports from management, the company's senior internal auditing executive and the independent auditor that the company's subsidiary affiliated entities are in conformity with applicable regulatory and legal requirements.

16. Discuss with the independent auditor the matters required to be discussed by SAS 61 relating to the audit.

17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the company's response to that letter. Such reviews should include:

     a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     b)  Any changes required in the planned scope of the internal audit.

     c)  The internal audit department responsibilities, budgeting and staffing.


18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

19. Advise the board with respect to the company's policies and procedures regarding compliance with applicable laws and regulations and with the company's code of conduct.

20. Review with appropriate members of management or appropriate legal counsel legal matters that may have a material impact on the financial statements, the company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21. Meet at least annually with the senior internal audit officer, or other members of management if needed, in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the company's Code of Conduct.

                                       A-2